Nasdaq: VTGN Pioneering neuroscience with nose-to-brain neurocircuitry February 2025

Forward-looking Statements 2 This presentation contains certain forward-looking statements that are within the meaning of federal securities laws. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “project,” “outlook,” “strategy,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “strive,” “goal,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Vistagen Therapeutics, Inc. (Vistagen or the Company) and its management, are inherently uncertain. As with all pharmaceutical products, there are substantial risks and uncertainties in the process of development and commercialization and actual results or developments may differ materially from those projected or implied in these forward-looking statements. There can be no guarantee that any of the Company’s product candidates will successfully complete ongoing or future clinical trials within estimated timelines or at all, receive regulatory approval or be commercially successful, or that the Company will be able to successfully replicate the result of past studies of its product candidates. Other factors that may cause such a difference include, without limitation, risks and uncertainties relating to conducting and/or completing ongoing and planned nonclinical studies and clinical trials, including PALISADE-3 and PALISADE-4, as currently expected or at all; the timing of completion of preclinical studies and clinical trials and related preparatory work required to apply for an maintain regulatory approval for any of the Company’s product candidates; launching planned clinical trials for any of our product candidates; the Company’s submission of a new drug application (NDA) to the U.S. FDA for any product candidate, including fasedienol; the ability of any clinical trial information submitted by the Company to the U.S. FDA to support a NDA; the Company’s dependence on third-party collaborators for the development, regulatory approval, and/or commercialization of its products candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential future healthcare reforms; the scope and enforceability of the Company’s patents, including patents related to Vistagen’s pherine product candidates and AV-101; fluctuating costs of materials and other resources and services required to conduct Vistagen’s ongoing and/or planned clinical and non-clinical trials; market conditions; the impact of general economic, industry or political conditions in the United States or internationally; and other technical and unexpected hurdles in the development, manufacture and commercialization of Vistagen’s product candidates. These risks are more fully discussed in the section entitled “Risk Factors” in Vistagen’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, and Quarterly Report on Form 10-Q for the period ended December 31, 2024, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the U.S. Securities and Exchange Commission (SEC). The Company’s SEC filings are available on the SEC’s website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements other than as may be required by law. If the Company does update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. Be aware that our development and commercialization plans may change at any time, without public notice, based on the kinds of risk factors described above. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve numerous assumptions and limitations, and you are cautioned not to give undue weight to such estimates and data.

3 Investment Highlights - Broad and diverse neurocircuitry-focused pherine pipeline differentiated from all approved therapies - Ongoing U.S. registration-directed Phase 3 studies in Social Anxiety Disorder - Multibillion-dollar peak sales potential across multiple neuroscience indications - Multiple partnering opportunities - Five pherine product candidates with positive clinical data in six indications: o Social Anxiety Disorder – Phase 3 o Major Depressive Disorder – Phase 2 o Vasomotor Symptoms (Hot Flashes) due to Menopause – Phase 2 o Premenstrual Dysphoric Disorder – Phase 2 o Psychomotor Impairment due to Mental Fatigue – Phase 2 o Cancer Cachexia (Loss of Appetite) – Phase 2

Product Candidate Lead Indication Preclinical Phase I Phase II Phase III Fasedienol Itruvone Acute Treatment of Social Anxiety Disorder Major Depressive Disorder • U.S. registration-directed Phase 3 program underway • First positive Phase 3 study reported in 2H 2023 • FDA Fast Track designation granted • Positive initial Phase 2 study • Planning and preparing for further Phase 2 development • FDA Fast Track designation granted PH80 Vasomotor Symptoms (Hot Flashes) due to Menopause1 Lead Clinical-stage Neuroscience Programs 4 1. Indicates ongoing U.S. IND-enabling studies to facilitate further Phase 2 clinical development in the U.S. • Positive initial Phase 2 study • Planning and preparing for further Phase 2 development

Pherines A new medication class harnessing the therapeutic potential of nose-to-brain neurocircuitry

Pherines 6 A new class of intranasal neuroscience product candidates - Rapidly activate nose-to-brain neurocircuits affecting multiple high-prevalence indications - Non-systemic MOAs are distinguished from all FDA-approved drugs for target indications - No binding to neurons in the brain - Favorable and differentiated safety data observed in all clinical trials to date

Main Areas of the Brain Regulated by Pherine Neurocircuits

Fasedienol for Social Anxiety

- NCNs (+)
- OB (+)
- AMY ($Fear_{OFF}$ neurons) (+)
- LC, RN, VTA, HYP (ant), BNST, PC (-)
- HYP (PVN-OXY) (+)

Itruvone for Depression

- NCNs (+)
- OB (+)
- AMY ($Fear_{ON}$ neurons) (+)
- LC, RN, VTA, HYP (post), BNST, PC, STR (+)
- EA – HIPP (+)
- HYP (PVN-AVP) (+)

PH80 for Menopausal Hot Flashes

- NCNs (+)
- OB (+)
- AMY ($Fear_{OFF}$ neurons) (+)
- LC, RN, HYP (post), BNST, PC, STR (-)
- HYP (POA, AVP neurons) (-)
- HYP (ARC-INF-KNDy neurons) (-)
- HIPP (-)

(+): increase activity; (-): decrease activity

AMY: limbic amygdala	INF: infundibular area	PVN: paraventricular nucleus
ARC: arcuate nucleus	KNDy: kisspeptin-neurokinin B-dynorphin neurons	PC: prefrontal cortex
AVP: arginine vasopressin	LC: locus coeruleus	RN: raphe nucleus
BNST: bed nucleus of stria terminalis	NCNs: nasal chemosensory neurons	STR: striatum
EA: entorhinal area	OB: olfactory bulb	VTA: ventral tegmental area
HIPP: hippocampus	OXY: oxytocin	
HYP: hypothalamus	POA: preoptic area	

7

Vistagen

Acute Treatment of Social Anxiety Disorder Fasedienol

Social Anxiety Disorder 9 Presenting at work or school Eating/drinking in front of others Public speaking Making a phone call Emotional Symptoms • Overwhelming fear • Surges of anxiety • Extreme self-consciousness • Isolation leading to depression Source: ADAA Social Anxiety Brochure 2021 Chronic mental health disorder, onset often in adolescence, characterized by: Meeting new people Interviewing for a job Debilitating emotional and physical symptoms in everyday social and performance situations Physical Symptoms • Blushing / Sweating • Trembling • Nausea • Fast heartbeat / Chest discomfort • Shortness of breath / Dizziness

Social Anxiety Disorder (SAD) Affects ~12% of U.S. Adults

Highly prevalent underserved need continues to grow

Treatable Patients

Patients suffering but unaware they may have SAD or not yet motivated to seek professional help

Underserved Patients

Patients unsatisfied with or unwilling to use current treatment options due to efficacy, side effects, or addiction potential

Existing Patients

Patients cycling through treatments, often unsatisfied with their current treatment options but without alternatives


~31M
SAD
Prevalent
Patients
~15M
SAD
Diagnosed
Patients
~7M
SAD
Treated
Patients

Sources: Oracle Life Sciences. May 2024. U.S. National Health and Wellness Survey (NHWS), 2023, SAD.

10

Vistagen

11 U.S. Social Anxiety Disorder Prevalence Continues to Grow Source: 1. NCS-R Survey, 2003; Kantar NHWS 2023, Internal Projections 15 31 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 U.S. Adult SAD Prevalence (in Millions)1

There is no FDA-approved Acute Treatment of SAD

Physicians' Preferred Product Profile for an acute treatment of SAD							
	Fast-acting	Non-systemic	No Long-term Side Effects	Non-sedating*	No Cognitive Impairment	No Withdrawal Syndrome	No Abuse Potential
Preferred Product Candidate	✓	✓	✓	✓	✓	✓	✓

Off-label acute treatment options fall short of Physicians' Preferred Product Profile							
Drug	Fast-acting	Non-systemic	No Long-term Side Effects	Non-sedating*	No Cognitive Impairment	No Withdrawal Syndrome	No Abuse Potential
Benzodiazepines[1]	✓	⊖	⊖	⊖	⊖	⊖	⊖
Beta-blockers[2]	✓	⊖	⊖	✓	⊖	⊖	✓

According to the 2023 WFSBP Guidelines for the treatment of anxiety disorders (Bandelow et el., 2023 World Journal of Biol. Psych.)

[1] Benzodiazepines can be combined with antidepressants in the first weeks of treatment before the onset of efficacy of the antidepressants; recommended second-line

[2] Beta-blockers are not recommended due to lack of demonstrated efficacy in double-blind, placebo-controlled trials

*Non-sedative hypnotic agents

12

Vistagen

Fasedienol Brings New Optimism for SAD Patients ‐ Compelling rapid-onset efficacy and differentiated safety ‐ Potential to be the first FDA-approved acute treatment of SAD ‐ Patient-tailored administration, as needed, up to several times a day ‐ No observed systemic absorption or binding to neurons in the brain ‐ Not a ”benzo” - does not potentiate GABA or bind to abuse liability receptors ‐ Favorable tolerability profile, no evidence of abuse liability potential ‐ Multi-billion-dollar U.S. peak sales potential ‐ FDA Fast Track designation granted 13

14 High Intent to Prescribe a Product with Fasedienol’s Profile Sources: Vistagen Proprietary Market Research, Online Survey, Jan 2022 (n=251) 51% 56% 0% 20% 40% 60% 80% 100% % of your SAD patients who would be appropriate candidates for Product X Psychiatrists (n=125) Primary Care Physicians (n=126) 79% 90% 0% 20% 40% 60% 80% 100% Likely to prescribe Product X Psychiatrists (n=125) Primary Care Physicians (n=126) (top 2-box of 5 pt scale) Psychiatrists and Primary Care Physicians Note it Would Be Appropriate for the Majority of their SAD Patients

Fasedienol's Novel Neurocircuitry-focused MOA

Differentiated from all current FDA-approved therapies for anxiety disorders


3 Olfactory Bulb
4 Amygdala
5 Locus Coeruleus
2 Nasal Chemosensory Area
1
Activity Decreases

1. A microgram-level dose of fasedienol is administered intranasally
2. Fasedienol engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. NCNs trigger olfactory bulb neurons (OBs)
4. OBNs stimulate inhibitory GABAergic "Fear Off" neurons in the limbic amygdala, the main fear and anxiety center of the brain
5. Stimulation of the limbic amygdala **DECREASES** activity of the sympathetic nervous system, which facilitates fear extinction activity of the limbic-hypothalamic system, as well as in other parts of the brain

15

Vistagen

Sources: Monti L, and Liebowitz MR (2022). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

16 16 PALISADE-2 Phase 3 Trial for Acute Treatment of SAD : A VISIONARY APPROACH TO MENTAL HEALTH CARE U.S. randomized, double-blind, placebo-controlled, single-dose administration Phase 3 trial to evaluate the efficacy, safety, and tolerability of fasedienol for acute treatment of anxiety in adult subjects with SAD induced by a public speaking challenge in a clinical setting Study Design I/E Criteria Outcome Measures • Individual responder rates based on Clinical Global Impression – Improvement (CGI-I) • Change in mean Subjective Units of Distress (SUDS) scores from baseline compared to placebo Primary Endpoint Secondary Endpoint Public speaking challenge in a clinical setting Inclusion Criteria + SAD diagnosis; LSAS > 70 + HAMD < 18 at screening + Normal olfactory function, Quick Olfactory Test if suspected necessary + No recent history of COVID-19 Exclusion Criteria ‒ Significant psychiatric illness, use of psychotropic medication ‒ Suicidal behavior ‒ Alcohol or substance use disorder ‒ Significant nasal pathology

LS Mean SUDs change from baseline vs. placebo Met Patient-reported Primary Efficacy Endpoint Met Clinician-reported Secondary Efficacy Endpoint Met Patient-reported Exploratory Efficacy Endpoint PALISADE 2 Phase 3 Top-line Efficacy Results CGI-I proportion of responders vs. placebo  PGI-C proportion of responders vs. placebo Positive results across all endpoints - primary, secondary, and exploratory p=0.003p=0.015 p=0.033 17

13.8 8.0 0 5 10 15 20 (p=0.015) Absolute Change in Least-squares Mean SUDS (V2-V3) Fasedienol Placebo PALISADE-2 Primary Efficacy Endpoint (Patient-reported): Change in Least-squares Mean SUDS Scores Met primary efficacy endpoint with a change from Baseline of 5.8 points better than placebo 18 N=70 N=71

CGI-I Score 1 = Very Much Less Anxious 2 = Much Less Anxious 3 = A Little Less Anxious 4 = No Change 5 = A Little More Anxious 6 = Much More Anxious 7 = Very Much More Anxious 37.7% 21.4% 0% 5% 10% 15% 20% 25% 30% 35% 40% (p=0.033) CGI-I % Responders* (Rating of 1 or 2) Fasedienol Placebo PALISADE-2 Secondary Efficacy Endpoint (Clinician-reported): CGI-I Responders vs. Placebo Fasedienol responders 1.8 times greater than placebo 19 N=69 N=70 * In accordance with FDA-aligned, pre-specified statistical analysis plan, missing CGI-I values for one subject on placebo and one subject on fasedienol were not imputed for the ITT CGI-I responder analysis. The missing values resulted from site error and are considered missing at random.

PGI-C Score 1 = Very Much Less Anxious 2 = Much Less Anxious 3 = A Little Less Anxious 4 = No Change 5 = A Little More Anxious 6 = Much More Anxious 7 = Very Much More Anxious 40.6% 18.6% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% (p=0.003) PGI-C % Responders* (Rating of 1 or 2) Fasedienol Placebo PALISADE-2 Exploratory Endpoint (Patient-reported): PGI-C Responders vs. Placebo Fasedienol responders 2.2 times greater than placebo 20 N=69 N=70 * In accordance with FDA aligned, pre-specified statistical analysis plan, missing PGI-C values for one subject on placebo and one subject on fasedienol were not imputed for the ITT PGI- C responder analysis. The missing values resulted from site error and are considered missing at random.

No severe or serious adverse events were reported No discontinuations due to adverse events following the single dose of fasedienol Adverse events were infrequent and mild or moderate in severity There were no treatment-emergent adverse events reported above a 2% occurrence, except pyrexia in the placebo group (2.49%) PALISADE-2 Tolerability Profile Favorable tolerability profile consistent with all trials completed to date 21

Long-term self-administration of 3.2 μg of fasedienol as needed, up to 4 times per day prior to anxiety-provoking social and performance stressors in daily life, with a mean study duration of 4 months, and a maximum study duration of over 10 months Design Results • 56.8% of subjects reported at least one treatment-emergent adverse event (TEAE) • 54.9% of the subjects reported mild or moderate TEAEs • Only 1.9% of subjects reported severe TEAEs (only 2 of the severe TEAEs were deemed drug-related (headache and dysmenorrhea) and both were single, one-day occurrences that resolved without dose change or discontinuation) • Other than headache (17.0% overall; 8.7% drug-related) and COVID-19 infection (11.4% overall; 0% drug-related), no TEAE occurred in more than 5.0% of subjects PALISADE Open Label Safety Study Over 30,000 doses self-administered in daily life by 481 SAD patients 22

23 PALISADE-3 and PALISADE-4 Phase 3 SAD Trials with OLE* U.S. randomized, double-blind, placebo-controlled, single-dose administration Phase 3 trials to evaluate the efficacy, safety, and tolerability of fasedienol for acute treatment of anxiety in adult subjects with SAD induced by a public speaking challenge in a clinical setting Study Design I/E Criteria Outcome Measures Inclusion Criteria + Female and male subjects; age 18-65 + SAD diagnosis; LSAS ≥ 70; HAMD<18 + Normal olfactory function determined by Quick Olfactory Test + Medical and psychiatric health Exclusion Criteria ‒ Nasal swab within the past four weeks ‒ COVID-19 diagnosis + any residual symptoms within past 4 weeks ‒ Drug use (incl. cannabis), heavy use of alcohol, smoking, vaping ‒ Other primary psychiatric disorders; receiving CNS active medications Individual responder rates based on: • Patient Global Impression of Change • Clinical Global Impression – Improvement • Change in mean Subjective Units of Distress (SUDS) scores from baseline compared to placebo Primary Endpoint Secondary Endpoints *OLE = Open Label Extension.

24 Fasedienol U.S. Registration-directed Phase 3 Program To complement the positive PALISADE-2 Phase 3 trial, Vistagen is conducting two ongoing PALISADE Phase 3 studies as part of its U.S. registration-directed Phase 3 program for the acute treatment of SAD PALISADE-3 and PALISADE-4 Phase 3 Trials with Open-label Extension (OLE) Design: Phase 3 Acute Treatment Public Speaking Challenge similar to PALISADE-2 Potential OLE: Up to 12 months Target enrollment: Approximately 236 randomized in each study Estimated top-line data readouts: 2025 Vistagen believes either PALISADE-3 or PALISADE-4, if successful, together with PALISADE-2, may establish substantial evidence of the effectiveness of fasedienol in support of a potential U.S. NDA submission to the FDA for the acute treatment of anxiety in adults with Social Anxiety Disorder

‐ Increased surveillance by Vistagen clinical site-facing staff, reduced reliance on CRO ‐ Recurring in-person training of clinical site personnel ‐ Expanded subject eligibility review at screening ‐ No mask-wearing during the public speaking challenges ‐ Treatment administration by clinical site healthcare provider ‐ No symptoms of Covid or recent nasal swabs 25 PALISADE-3 and PALISADE-4 Study Enhancements Designed to drive high-quality enrollment, increase surveillance of rigorous adherence to the study protocol, and limit variability

Major Depressive Disorder Itruvone

MDD is a Highly Prevalent and Unsatisfied Market

U.S.

21 million

Adults had at least one major depressive episode[1]

Global

280 million

People of all ages suffer from depression[2]

For many patients, the current standard of care for MDD is inadequate

Oral Antidepressants

- Often do not work; slow to work
  - Initial ADT effective in 1 of 3 patients[3]
- Significant potential side effects
  - Anxiety, weight gain, sexual dysfunction, insomnia, dizziness, nausea, vomiting, headache, sweating

Oral Atypical Antipsychotics

- Often do not work
- Significant potential side effects
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness, cognitive impairment

27

Vistagen

Sources: 1. National Institute of Mental Health, https://www.nimh.nih.gov/health/statistics/major-depression.shtml; 2. World Health Organization, https://www.who.int/news-room/fact-sheets/detail/depression; 3. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study)

Itruvone has Potential to Transform Treatment of MDD ‐ Non-systemic, neurocircuitry-focused pherine MOA is differentiated from all FDA-approved depression therapies ‐ Positive exploratory Phase 2A trial ‐ Designed for rapid-onset antidepressant effects ‐ Observed to be non-sedating, non-addictive ‐ Well-tolerated in all clinical studies to date, no reports of weight gain or sexual side effects ‐ FDA Fast Track designation Itruvone (PH10) Nasal Spray Z Z Z 28

Itruvone's Novel Neurocircuitry-focused MOA

Differentiated from all current pharmacological therapies for depression disorders


3 Olfactory Bulb
4 Amygdala
5 Locus Coeruleus
2 Nasal Chemosensory Area
1
Activity Increases

1. Microgram-level intranasal dose of itruvone is administered intranasally
2. Itruvone engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. NCNs trigger subgroups of interneurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate GABAergic and CRH neurons in the limbic amygdala
5. The stimulation of the limbic amygdala **INCREASES** the activity of the sympathetic autonomic nervous system and the release of catecholamines from the midbrain

29

Vistagen

Sources: Monti L, and Liebowitz MR (2022). Neural circuits of anxiolytic and antidepressant pherine molecules. CNS Spectrums https://doi.org/10.1017/S109285292000190X

Rapid-onset antidepressant effects with itruvone observed in MDD study participants with minimal side effects Design: Phase 2A randomized, double-blind, placebo-controlled, parallel design exploratory clinical study (n=30) Dosing: 3.2 µg or 6.4 µg of itruvone or placebo i.n., 2 times per day for 8 weeks Primary Endpoint: Change in HAMD-17 scores from baseline compared to placebo Results: • 6.4 µg dose significantly reduced depressive symptoms as early as one week based on HAMD-17 scores compared to placebo (p=0.022) • 3.2 µg dose showed a trend (p=0.101) • Strong effect sizes for 3.2 µg and 6.4 µg vs. placebo at 1 week and at 8 weeks Well-tolerated, no serious adverse events observed, no dissociative side effects, no reports of weight gain or sexual side effects 30 Itruvone Phase 2A Study in MDD Sources: Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). “A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant.” Br J Phar Med Res 4(6): 2157-2168.

31 Itruvone Phase 2A Study in MDD Sources: Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). “A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant.” Br J Phar Med Res 4(6): 2157-2168. Hamilton Depression (HAMD-17) Score Reduction From Baseline Itruvone Dose HAMD-17 Score p (itruvone vs placebo) Cohen’s D (Effect Size) 3.2 µg (Low Dose) -16.3 0.101 0.74 6.4 µg (High Dose) -17.8 0.022 0.95 Placebo -10.9 -- -- -5.0 -7.5 -10.0 -12.5 -15.0 -17.5 Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 R ed u ct io n in H A M D -1 7 f ro m B as el in e 6.4 µg dose produced rapid-onset and sustained antidepressant effects in MDD study participants with minimal side effects

32 Itruvone Phase 2B Clinical Plan* Planning and preparation for Phase 2B development of itruvone as a non-systemic monotherapy for MDD is underway ‐ Potential Design: U.S. randomized, double-blind, placebo-controlled, parallel study in male and female subjects (18 to 65 years old) with a confirmed diagnosis of moderate to severe MDD ‐ Outpatient self-administration of 6.4 µg (3.2 µg twice daily) itruvone nasal spray over a 6- week period ‐ Potential Primary Efficacy Endpoint: Change from Baseline to Day 42 in the HAMD-17 Rating Scale *Potential initiation of this Phase 2B study is subject to FDA feedback and strategic considerations

Vasomotor Symptoms (Hot Flashes) due to Menopause PH80

VMS (Hot Flashes): Highly Prevalent and Disrupts Daily Life 34 • Hallmark symptoms include sudden sensations of heat, night sweats, flushed skin, anxiety, and chills lasting for several minutes • On average, symptoms persist for more than 7 years, however, they may last for over a decade • Frequency and severity of hot flashes vary from person to person. • When severe, hot flashes can occur 20-30 times a day and significantly disrupt daily activities Highest prevalence rate (75%) in peri-menopause (50-52 years old) ~27M women in the U.S. ~9M suffering with severe form of hot flashes Typical age group of women affected by hot flashes40-65 years old Lowest prevalence rate (35%) in pre-menopause (40-50 years old)

VMS (Hot Flashes): Highly Prevalent and Disrupts Daily Life 35 Current Treatments • First line treatment is Hormonal Therapy • Estrogen • Progesterone • Combination of both • SSRI/SNRIs are used as alternatives to Hormone Therapy • Brisdelle (paroxetine) • Off label therapies such as venlafaxine, clonidine, gabapentin, and pregabalin • Fezolinetant was recently approved but has a liver damage warning and a significant monitoring burden • Hot flashes can be a serious physical burden on women and impact their quality of life and daily activities 35% 30% • Women with hot flashes may demonstrate an increased risk of cardiac disease and osteoporosis • In a patient and physician survey conducted in U.S. and EU, hot flashes have substantial impact on… 24% 15% Sleep Mood Quality of Life Work/Study

PH80 potential to transform treatment of VMS (Hot Flashes) 36 PH80 Nasal Spray ‐ Neurocircuitry-focused pherine MOA differentiated from all approved treatments ‐ Non-systemic and non-hormonal ‐ Rapid-onset potential to be taken as-needed to provide relief in the moment ‐ Potential for differentiated safety and tolerability advantages over currently approved hormonal and NK3 therapies ‐ Positive exploratory Phase 2A study (n=36); IND-enabling program to facilitate further Phase 2 development underway

PH80's Novel Neurocircuitry-focused MOA

Distinguished from currently approved women's health therapies


4 Amygdala
3 Olfactory Bulb
Locus Coeruleus
4 Hypothalamus
2 Nasal Chemosensory Area
1

1. Microgram-level intranasal dose of PH80 is administered
2. PH80 engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with PH80, NCNs then trigger subgroups of neurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate neurons in the limbic amygdala and the hypothalamus

Activity Decreases

The stimulation of neurons in the limbic amygdala and the hypothalamus decreases the activity of the autonomic nervous system and decreases activation of the trigeminal-vascular neural circuits

Downstream effects potentially include:

- Decreased irritability;
- Decreased muscle tension;
- Reduced core body temperature; and
- Reduced feeling of internal heat

37

Vistagen

PH80 Phase 2A Study in Menopausal Hot Flashes 38 Objective: Proof-of-principle evaluation of PH80 efficacy and tolerability for the management of vasomotor symptoms (hot flashes) due to menopause Study Details: Randomized, double-blind, placebo-controlled, Phase 2A study. Participants self-administered PH80 (3.2 µg/dose) or placebo for 4 weeks up to 4 times daily with a dose at night if needed (up to 16 µg/day). Participants were followed up weekly during the treatment period Outcome Measures: Daily ratings of the Number, Severity, Disruption in function (Bother), and Sweating associated with daily hot flashes, PGI-C, CGI-I, Safety, and Tolerability Results: PH80 showed statistically and clinically significant improvement vs. placebo in the number and severity of hot flashes while also significantly reducing participant-reported disruption in function and sweating associated with hot flashes Participants: Menopausal women aged 45-60 (n=36) with ≥ 8 hot flashes of moderate to severe intensity per day on average for 1 week (≈ 56/week)

PH80 Phase 2A Study in Hot Flashes: Met Primary Efficacy Endpoint Statistically and clinically significant improvement vs. placebo in the number of hot flashes at 1 week and maintained through 4 weeks of treatment (p<0.001) 0 1 2 3 4 5 6 7 8 9 Baseline Week 1 Week 2 Week 3 Week 4 Follow-up Daily Mean Number of Hot Flashes PH80 (n=18) Placebo (n=18) -7 -6 -5 -4 -3 -2 -1 0 Baseline Week 1 Week 2 Week 3 Week 4 Follow-up Change From Baseline in Daily Mean Number of Hot Flashes PH80 (n=18) Placebo (n=18) Treatment Assessment Treatment Assessment 39 Source: Monti, L. et. al. (2024) PH80 Nasal Spray for Treatment of Vasomotor Symptoms (Hot Flashes) Associated with Menopause: Phase 2 Randomized, Controlled Study. The Menopause Society 2024 Annual Meeting.

PH80 Phase 2A Study in Hot Flashes: Met Secondary Efficacy Endpoint H o t Fl as h es - B o th er H o t Fl as h es - S w ea t H o t Fl as h es - S ev er it y 0 0.5 1 1.5 2 2.5 Baseline Week 1 Week 2 Week 3 Week 4 Follow Up PH80 Placebo 0 0.5 1 1.5 2 2.5 Baseline Week 1 Week 2 Week 3 Week 4 Follow Up PH80 Placebo 0 0.5 1 1.5 2 2.5 Baseline Week 1 Week 2 Week 3 Week 4 Follow Up PH80 Placebo Significantly reduced participant- reported severity, disruption in function (Bother), and sweating associated with hot flashes during the treatment period as compared with placebo 40 Source: Monti, L. et. al. (2024) PH80 Nasal Spray for Treatment of Vasomotor Symptoms (Hot Flashes) Associated with Menopause: Phase 2 Randomized, Controlled Study. The Menopause Society 2024 Annual Meeting.

Additional Clinical-stage Neuroscience Product Candidates

Indications Preclinical Phase I Phase II Phase III AV-101 Disorders involving NMDAR FDA Fast Track designation in major depressive disorder and neuropathic pain PH15 PH284 Cognitive/Psychomotor Impairment due to Mental Fatigue1 Cancer Cachexia1 Additional Clinical-stage Neuroscience Product Candidates 42 1. Indicates U.S. IND-enabling work necessary to facilitate further Phase 2 clinical development in the U.S. Pherines (nasal) Non-pherine (oral) Indications Phase II Phase III PH80 Premenstrual Dysphoric Disorder1 Preclinical Phase I

Premenstrual Dysphoric Disorder PH80

PH80 Phase 2A Study in Premenstrual Dysphoric Disorder (PMDD) 44 Study Details: Randomized, double-blind, placebo-controlled, exploratory Phase 2A study. Subjects who did not respond to placebo at a screening visit returned after the onset of symptoms during the next menstrual cycle. At the second study visit, subjects were randomized to receive either 0.9 µg PH80 nasal spray or placebo, self-administered at home as needed, up to 4 times per day for 6 consecutive days Outcome Measures: Penn Daily Symptom Report (DSR), Premenstrual Tension Scale (PMTS), PGI-C, CGI-I, Safety, and Tolerability Results: PH80 showed statistically and clinically significant improvement vs. placebo in symptoms of PMDD at study endpoint after 6 days of treatment (during the critical days of the menstrual period) based on DSR (p=0.008) and PMTS (p=0.006) and was well-tolerated with no serious adverse events Participants: Women aged 18-40 (n=52) with at least 1 year of experiencing PMDD symptoms and Premenstrual Tension Scale (PMTS) score ≥ 10. Individuals with relevant pre-existing conditions or use of SSRIs were excluded

PH80 Phase 2A Study in PMDD: Met Primary Efficacy Endpoint Significant separation in PMDD DSR scores vs. placebo on Day 6 (p=0.015) 45 DSR Scores Day 1 through Day 6 0 2 4 6 8 10 12 14 16 18 20 Day 1 (p=0.963) Day 2 P=0.773 Day 4 (p=0.274) Day 3 (p=0.534) Day 6 (0.015*) Day 5 (p=0.089) -11.6 -4.4 Placebo PH80 * Denotes Statistical Significance

Acute Treatment of Cognitive/Psychomotor Impairment due to Mental Fatigue PH15

PH15 47 Potential for improvement of cognitive and psychomotor impairment caused by mental fatigue PH15 Nasal Spray ‐ Innovative, rapid-onset pherine product candidate ‐ User-friendly nasal spray, taken as needed for acute improvement of cognition due to mental fatigue ‐ Potential to provide rapid-onset and activation of brain areas through nose-to-brain neurocircuitry ‐ No systemic absorption or direct activity on neurons in the brain ‐ Novel and differentiated pherine MOA ‐ Potential new treatment to improve psychomotor impairment and potentially cognitive impairment due to mental fatigue from sleep deprivation

PH15’s Novel Neurocircuitry-focused MOA

Differentiated from all currently approved cognition therapies



4 Hippocampus
4 Piriform Cortex
4 Amygdala
3 Olfactory Bulb
Locus Coeruleus
2 Nasal Chemosensory Area
1

1. Microgram-level intranasal dose of PH15 is administered intranasally
2. PH15 engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. NCNs then trigger subgroups of neurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then directly stimulate neurons in several areas of the basal forebrain including the hippocampus, amygdala, and piriform cortex



Activity Increases

Increased activity in the hippocampus is responsible for improvement in cognitive function

Increased activity in the limbic amygdala in turn increases activity in the cerebral cortex, leading to improved psychomotor function

48

Vistagen

Results: During both isochronous and stochastic reaction time tests, administration of 1.6 µg PH15 nasal spray induced a significantly faster mean reaction time compared to placebo nasal spray across all time points (p<0.001). PH15 demonstrated a statistically significant improvement in reaction time compared to oral caffeine (p<0.001) for both reaction time tests during the testing periods at midnight and 3:00 a.m. when subjects were most fatigued PH15 Phase 2A Study for Improvement of Psychomotor Impairment Caused by Mental Fatigue 49 Objective: Explore efficacy, safety, and tolerability of intranasal administration of PH15 on psychomotor performance as measured by reaction time in sleep-deprived participants Study Details: Randomized, double-blind, placebo-controlled, crossover Phase 2A pilot study. Participants were randomly administered PH15 (multiple 1.6 µg doses, total dose of 9.6 µg), placebo (nasal spray and oral), or caffeine (single 400 mg oral dose administered 1 hour before the session) in sequential sleep deprivation study sessions spaced one week apart. During each sleep deprivation session, participants received blinded treatments before the start of each of four testing periods, at 6:00 p.m., 9:00 p.m., midnight, and 3:00 a.m. Outcome Measures: Reaction times to both isochronous (regular interval) and stochastic (random interval) “flash” light stimuli were computer-measured during each testing period as participants responded to the luminous stimuli Participants: Ten healthy individuals

Acute Treatment of Cancer Cachexia PH284

PH284 Nasal Spray 51 Potential acute treatment for cancer cachexia ‐ Innovative, non-systemic neurocircuitry-focused pherine product candidate with rapid-onset potential for appetite enhancement ‐ Intranasal administration, taken before meals ‐ Potential to increase subjective feelings of hunger and caloric intake in patients diagnosed with wasting syndrome, a severe consequence of many chronic diseases and advanced cancer ‐ Favorable tolerability observed in studies completed to date PH284 Nasal Spray

PH284's Novel Neurocircuitry-focused MOA

Differentiated from current treatment options


4 Amygdala
3 Olfactory Bulb
Locus Coeruleus
4 Hypothalamus
2 Nasal Chemosensory Area
1

1. Microgram-level intranasal dose of PH284 is administered intranasally
2. PH284 engages peripheral receptors in nasal chemosensory neurons (NCNs)
3. Once stimulated with PH284, NCNs then trigger subsets of neurons in the olfactory bulbs (OBs)
4. Neurons in the OBs then stimulate neurons in the amygdala and the arcuate nucleus of the hypothalamus

Activity Increases

The stimulation of neurons in the arcuate nucleus of the hypothalamus increases activity of aguti-related peptide (AGRP) neurons and neuropeptide Y (NPY) neurons, which increase appetite and decrease energy expenditure

Both are key regulators of feeding, energy balance, and metabolic homeostasis

52

Vistagen

Safety and Tolerability: No unusual changes in body weight were observed in either the PH284 or placebo groups, though on average, there was a small gain in body weight for PH284 versus a small loss in placebo. PH284 demonstrated no serious adverse events, and adverse events reported for the PH284 group were similar to those reported in the placebo-treated group. All the adverse events reported were attributed to the underlying medical condition (cancer) and were not deemed to be related to the administration of PH284 or placebo. PH284 Phase 2A Study for Improvement of Loss of Appetite Associated with Chronic Disorders, such as Cancer Cachexia 53 Objective: Evaluate the efficacy, safety, and tolerability of intranasal administration of PH284 in female patients diagnosed with cachexia (induced by chronic loss of appetite) due to terminal cancer. Study Details: Randomized, double-blind, placebo-controlled exploratory Phase 2A study designed to evaluate the efficacy, safety, and tolerability of intranasal administration of PH284 in female patients diagnosed with cachexia (induced by chronic loss of appetite) due to terminal cancer (n=40). PH284 nasal spray (0.4 µg/50 µL) was administered intranasally, one spray in each nostril (total daily dose = 3.2µg), four times daily before meals (breakfast, mid-morning snack, lunch, and dinner). From Day 1 through Day 4, all subjects were administered a placebo 30 minutes before each meal. Beginning on Day 5 through Day 11, subjects were randomized in a 1:1 fashion to receive either PH284 or placebo. Outcome Measures: Patients measured Subjective Feeling of Hunger (SFH) ten minutes before each meal. PH284, as compared to placebo, induced a cumulative effect on mean SFH scores, with scores increasing from breakfast to lunch and lunch to dinner throughout the treatment period. Specifically, before dinner on Day 7 of treatment, PH284 subjects reported a 71% improvement in SFH versus baseline, while placebo subjects reported a less than 1% improvement. Participants: Forty female cancer patients

Potential for Collaborative Phase 2A Development AV-101

AV-101 for Multiple Neuroscience Disorders 55 Designed to inhibit (but not block) NMDA receptor activity • Oral prodrug of 7-Cl-KYNA, a potent and selective full antagonist at the glycine site of the NMDA receptor • Inhibition of the NMDA receptor, without fully blocking the receptor like ketamine and other NMDAR antagonists, is thought to reduce the side effect burden • Well-tolerated in all clinical studies to date • FDA Fast Track designations granted for adjunctive treatment of MDD and treatment of neuropathic pain AV-101 (oral)

AV-101's Proposed Mechanism of Action



K+
(Flows Out)
7-Cl-KYNA
(full antagonist)
Extracellular Side
Glutamate Binding Site
Glycine Binding Site
Cytoplasmic side
CA+
(Flows in)
NA+
(Flows in)



AV-101 - Oral Prodrug (4-Cl-KYN)
O
NH2
C
CH2
CH
COOH
Cl
NH2
L-4-chlorokynurenine
(4-Cl-KYN) (oral delivery to CNS)
Activated
Astrocytes
OH
Cl
COOH
AV-101 - Active Metabolite (7-Cl-KYNA)

56

Vistagen

AV-101 for Multiple Neuroscience Disorders 57 Potential to partner for clinical development and commercialization Neuropathic PainLevodopa-Induced Dyskinesia Associated with Parkinson’s therapy

58 Distinguished Clinical and Regulatory Advisors Maurizio Fava, M.D. Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; and Executive Vice Chair of the Department of Psychiatry Sanjay Mathew, M.D. Vice Chair for Research and Professor of Psychiatry and Behavioral Sciences at Baylor College of Medicine; Staff Psychiatrist at the Michael E. DeBakey VA Medical Center Thomas Laughren, M.D. Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER) Gerard Sanacora, Ph.D., M.D. Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Co-Director, Yale-New Haven Hospital Interventional Psychiatry Service Michael Liebowitz, M.D. Former Columbia University psychiatrist, director and founder of the Anxiety Disorders Clinic at the New York State Psychiatric Institute; current Managing Director of The Medical Research Network LLC Mark Wallace, M.D. Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego VistaGen: A VISIONARY APPROACH TO MENTAL HEALTH CARE Representing premier institutions and deep neuroscience and regulatory expertise

59 Contact us: Investors: IR@Vistagen.com Media: media@vistagen.com Business Development: BD@Vistagen.com Tel: (650) 577-3600